                                                                    EXHIBIT 10.4






                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN

                     (Adopted Effective September 18, 1996)
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                               TABLE OF CONTENTS

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ARTICLE 1.       INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2.       ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
       2.1       Committee Composition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
       2.2       Committee Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 3.       SHARES AVAILABLE FOR GRANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       3.1       Basic Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       3.2       Additional Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       3.3       Dividend Equivalents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 4.       ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       4.1       General Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       4.2       Incentive Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       4.3       Limits on Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE 5.       OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.1       Stock Option Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.2       Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.3       Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.4       Exercisability and Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.5       Effect of Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.6       Modification or Assumption of Options.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 6.       PAYMENT FOR OPTION SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.1       General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.2       Surrender of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.3       Exercise/Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.4       Exercise/Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.5       Promissory Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       6.6       Other Forms of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE 7.       STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.1       SAR Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.2       Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.3       Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.4       Exercisability and Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.5       Effect of Change in Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.6       Exercise of SARs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.7       Modification or Assumption of SARs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6





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ARTICLE 8.       RESTRICTED SHARES AND STOCK UNITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       8.1       Time, Amount and Form of Awards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       8.2       Payment for Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       8.3       Vesting Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       8.4       Form and Time of Settlement of Stock Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
       8.5       Death of Recipient  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       8.6       Creditors' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 9.       VOTING AND DIVIDEND RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       9.1       Restricted Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       9.2       Stock Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 10.      PROTECTION AGAINST DILUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       10.1      Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       10.2      Reorganizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 11.      AWARDS UNDER OTHER PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE 12.      PAYMENT OF DIRECTOR'S FEES IN SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       12.1      Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       12.2      Elections to Receive NSOs or Stock Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       12.3      Number and Terms of NSOs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       12.4      Number and Terms of Stock Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 13.      LIMITATION ON RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       13.1      Retention Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       13.2      Stockholders' Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       13.3      Regulatory Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 14.      LIMITATION ON PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       14.1      Basic Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       14.2      Reduction of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
       14.3      Overpayments and Underpayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
       14.4      Related Corporations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 15.      WITHHOLDING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       15.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       15.2      Share Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 16.      ASSIGNMENT OR TRANSFER OF AWARDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       16.1      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11





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ARTICLE 17.      FUTURE OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       17.1      Term of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
       17.2      Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 18.      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE 19.      EXECUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14





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                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN

                     (Adopted Effective September 18, 1996)


          ARTICLE 1.  INTRODUCTION.

          The Plan was adopted by the Board on September 18, 1996, subject to approval by the Company's stockholders.

          The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

          The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

          ARTICLE 2.  ADMINISTRATION.

          2.1 Committee Composition. The Plan shall be administered by the Committee. Effective with the Company's initial public offering, the Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act.

          The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

          2.2  Committee Responsibilities.  The Committee shall:

          (a) Select the Key Employees who are to receive Awards under the Plan;

          (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

          (c)  Interpret the Plan; and

          (d)  Make all other decisions relating to the operation of the Plan.

          The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

          ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

          3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award under the Plan shall be 2,306,250 shares. Effective January 1, 1997 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of Common Shares of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Restricted Shares, Share Units, Options or SARs during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 1,000,000 Common Shares shall be available for the grant of ISOs for the remaining term of the Plan. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

          3.2 Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan.

          3.3 Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

          ARTICLE 4.  ELIGIBILITY.

          4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall be eligible for making an election described in Article 12.

          4.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.





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          4.3      Limits on Awards. No Key Employee shall receive Options or
SARs to purchase Common Shares during any fiscal year covering in excess of 1,000,000 Common Shares; provided, however, a newly hired Key Employee may receive Options or SARs to purchase up to 1,000,000 Common Shares during the portion of the fiscal year remaining after his or her date of hire.

          ARTICLE 5.  OPTIONS.

          5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

          5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

          5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

          5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

          5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.





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          5.6  Modification or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

          ARTICLE 6.  PAYMENT FOR OPTION SHARES.

          6.1 General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this
          Article 6.

                  (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

          6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

          6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that to the extent required by applicable law, the par value of the Common Shares shall be paid in cash.

          6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.





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          ARTICLE 7.  STOCK APPRECIATION RIGHTS.

          7.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

          7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

          7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

          7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

          7.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

          7.6 Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.





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          7.7  Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

          ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS.

          8.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

          8.2 Payment for Awards. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

          8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement which may include performance conditions. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.
The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

          8.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or
(c) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

          8.5 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

          8.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

          ARTICLE 9.  VOTING AND DIVIDEND RIGHTS.

          9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

          9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

          ARTICLE 10.  PROTECTION AGAINST DILUTION.

          10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                          (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

                          (b) The number of Stock Units included in any prior Award which has not yet been settled;

                          (c) The number of Common Shares covered by each outstanding Option and SAR; or

                          (d) The Exercise Price under each outstanding Option and SAR.

Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

          ARTICLE 11.  AWARDS UNDER OTHER PLANS.

          The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan.
Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

          ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

          12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

          12.2 Elections to Receive NSOs or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof. Such NSOs and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form and subject to such filing deadlines and election procedures as shall be established by the Committee.

          12.3 Number and Terms of NSOs. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

          12.4 Number and Terms of Stock Units. The number of Stock Units to be granted to Outside Directors shall be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the Fair Market Values of a Common Share on the ten (10) consecutive trading days ending with the date when such retainer or fee is payable. The terms of such Stock Units shall be determined by the Board.

          ARTICLE 13.  LIMITATION ON RIGHTS.

          13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

          13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

          13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

          ARTICLE 14.  LIMITATION ON PAYMENTS.

          14.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

          14.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this
Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this
Article 14 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

          14.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

          14.4 Related Corporations. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

          ARTICLE 15.  WITHHOLDING TAXES.

          15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

          15.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

          ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS.

          16.1 General. Except as provided in Article 15 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

          ARTICLE 17.  FUTURE OF THE PLAN.

          17.1 Term of the Plan. The Plan, as set forth herein, shall become effective on September 18, 1996, subject to the approval of the Company's stockholders within twelve (12) months of September 18, 1996. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after September 17, 2006.

          17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

          ARTICLE 18.  DEFINITIONS.

          18.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

          18.2 "Board" means the Company's Board of Directors, as constituted from time to time.

          18.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 25% of the Common Shares of the Company outstanding at such time, without the prior approval of the Board.

          18.4  "Code" means the Internal Revenue Code of 1986, as amended.

          18.5  "Committee" means a committee of the Board, as described in
Article 2.

          18.6 "Common Share" means one share of the common stock of the Company.

          18.7 "Company" means Network Solutions, Inc., a Delaware corporation, or its successor.

          18.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          18.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

          18.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

                      (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

                      (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

                      (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                      (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

          18.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

          18.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

          18.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

          18.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

          18.15 "Optionee" means an individual or estate who holds an Option or SAR.

          18.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

          18.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          18.18 "Participant" means an individual or estate who holds an Award.

          18.19 "Plan" means the Network Solutions, Inc. 1996 Stock Incentive Plan, as amended from time to time.

          18.20 "Restricted Share" means a Common Share awarded under the Plan.

          18.21  "SAR" means a stock appreciation right granted under the Plan.

          18.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

          18.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

          18.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

          18.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

          18.26 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          ARTICLE 19.  EXECUTION.

          To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                           NETWORK SOLUTIONS, INC.



                                           By /s/ DONALD N. TELAGE
                                              -------------------------------

                                           Its President
                                               ------------------------------

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


         Network Solutions, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan").


Date of Grant:
                ---------------------------------------------------------------

Name of Optionee:
                   ------------------------------------------------------------

Optionee's Social Security Number:
                                    -------------------------------------------

Number of Common Shares Covered by Option:
                                            -----------------------------------

Exercise Price per Common Share:  $
                                   --------------------------------------------

Vesting Start Date:
                     ----------------------------------------------------------


         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THEPLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:
                 --------------------------------------------------------------
                                          (Signature)

Company:
                 --------------------------------------------------------------
                                          (Signature)

                 Title:
                         ------------------------------------------------------

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                      NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY STOCK OPTION      This Option is not intended to be an incentive
                               stock option under section 422 of the Internal
                               Revenue Code and will be interpreted
                               accordingly.

VESTING Your right to exercise this Option vests over a four year period beginning one year after the Vesting Start Date as shown on the cover sheet. This Option vests at a rate of 30%, 30%, 20% and 20%, respectively, of the Common Shares covered by the Option at the end of the first, second, third and fourth year, respectively, after the Vesting Start Date. The number of Common Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number. No additional Common Shares will vest after your service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your service terminates, as described below.)

REGULAR TERMINATION            If your service terminates for any reason except
                               death or Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date.
                               During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY                     If your service terminates because of your
                               Disability, your Option will expire at the close of business at Company headquarters on the date
                               90 days after your termination date. During such 90-day period, you may exercise that portion of your Option that was vested on your date of Disability.

                               "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE              For purposes of this Option, your service does
                               not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                               The Committee determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan and this Agreement. The Committee shall also determine the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE             When you wish to exercise this Option, you must
                               notify the Committee by filing the proper
                               "Notice of Exercise" form at the address given on the form. Your Notice must specify how many
                               Common Shares you wish to purchase. Your Notice must also specify how your Common Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit). The Notice will be effective when it is received by the Committee.
                               If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                When you submit your Notice of Exercise, you
                               must include payment of the Exercise Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                               - Your personal check, a cashier's check or a money order.

                               - Common Shares which have already been owned by you for more than six months and which are surrendered to the Company. The value of the Common Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                               - By delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Common Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES              You will not be allowed to exercise this Option
                               unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Common Shares acquired upon exercise of this Option.

RESTRICTIONS ON RESALE         By signing this Agreement, you agree not to sell
                               any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to six months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                               In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares.

                               You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                               In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF         In the event that you propose to sell, pledge or
FIRST REFUSAL                  otherwise transfer to a third party any Common
                               Shares acquired under this Agreement, or any interest in such Common Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Shares. If you desire to transfer Common
                               Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Committee describing fully the proposed transfer, including the number of Common Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Shares. The Company shall have the right to purchase all, and not less than all, of the Common Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Committee. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                               If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                               The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Common Shares.

                               The Company's Right of First Refusal shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

RIGHT OF REPURCHASE            The Company shall have the right to purchase all
                               of those Common Shares that you have or will acquire under this Option at any time and in its sole discretion. If the Company exercises its right to purchase such Common Shares, the Company will consummate the purchase of such Common
                               Shares within 60 days of the date of its written notice to you. The purchase price for any Common
                               Shares repurchased shall be the Fair Market Value of such Common Shares on the date of purchase and shall be paid in cash. The Company's right of repurchase shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

TRANSFER OF OPTION             Prior to your death, only you may exercise this
                               Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                               Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS               This Agreement does not give you the right to be
                               retained by the Company in any capacity. The
                               Company reserves the right to terminate your service at any time and for any reason.

STOCKHOLDERS RIGHTS            You, or your estate or heirs, have no rights as a
                               stockholder of the Company until a certificate for the Common Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                    In the event of a stock split, a stock dividend
                               or a similar change in the Common Shares, the number of Common Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Common Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

APPLICABLE LAW                 This Agreement will be interpreted and enforced
                               under the laws of the State of Delaware (without regard to their choice of law provisions).

THE PLAN AND OTHER             The text of the Plan is incorporated in this
AGREEMENTS                     Agreement by reference.  Certain capitalized
                               terms used in this Agreement are defined in the Plan.

                               This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

         Network Solutions, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1996 Stock Incentive Plan (the "Plan").


Date of Grant:
                ---------------------------------------------------------------

Name of Optionee:
                   ------------------------------------------------------------

Optionee's Social Security Number:
                                    -------------------------------------------

Number of Common Shares Covered by Option:
                                            -----------------------------------

Exercise Price per Common Share:  $
                                   --------------------------------------------
[must be at least 100% fair market value on Date of Grant]

Vesting Start Date:
                     ----------------------------------------------------------

         Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.


Optionee:
                 --------------------------------------------------------------
                                         (Signature)

Company:
                 --------------------------------------------------------------
                                         (Signature)

                 Title:
                         ------------------------------------------------------

                            NETWORK SOLUTIONS, INC.
                           1996 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK OPTION         This Option is intended to be an incentive stock
                               option under section 422 of the Internal Revenue
                               Code and will be interpreted accordingly.

VESTING Your right to exercise this Option vests annually over a four year period beginning one year after the Vesting Start Date as shown on the cover sheet. This Option vests at a rate of 30%, 30%, 20% and 20%, respectively, of the Common Shares covered by the Option at the end of the first, second, third and fourth year, respectively, after the Vesting Start Date. The number of Common Shares which may be purchased under this Option by you at the Exercise Price shall be rounded to the nearest whole number.
                               No additional Common Shares will vest after your service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the fifth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your service terminates, as described below.)

REGULAR TERMINATION            If your service terminates for any reason except
                               death or Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date.
                               During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in service with the Company, your Option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your beneficiary, estate or heirs may exercise that portion of your Option that was vested on your date death.

DISABILITY                     If your service terminates because of your
                               Disability, your Option will expire at the close of business at Company headquarters on the date
                               90 days after your termination date. During such 90-day period, you may exercise that portion of your Option that was vested on the date of your Disability.

                               "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE              For purposes of this Option, your service does
                               not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                               However, for purposes of this Option being treated as an ISO, your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to active work. The Committee determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan and this Agreement. The Committee shall also determine the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE             When you wish to exercise this Option, you must
                               notify the Committee by filing the proper
                               "Notice of Exercise" form at the address given on the form. Your Notice must specify how many
                               Common Shares you wish to purchase. Your Notice must also specify how your Common Shares should be registered (in your name only, in your and your spouse's names as community property or as joint tenants with right of survivorship or in a trust for your benefit). The Notice will be effective when it is received by the Committee.
                               If someone else wants to exercise this Option after your death, that person must prove to the Committee's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                When you submit your Notice of Exercise, you
                               must include payment of the Exercise Price for the Common Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                               - Your personal check, a cashier's check or a money order.

                               - Common Shares which have already been owned by you for more than six months and which are surrendered to the Company. The value of the Common Shares, determined as of the effective date of the option exercise, will be applied to the Exercise Price.

                               - By delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Common Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES              You will not be allowed to exercise this Option
                               unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Shares acquired upon exercise of this Option.

RESTRICTIONS ON RESALE         By signing this Agreement, you agree not to sell
                               any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale. For example, prior to an initial public offering, the Company may, in its sole discretion, restrict the transfer of shares for up to six months from the date of exercise. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the
                               Securities Act, including the Company's initial public offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters.

                               In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the shares.

                               You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

                               In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF         In the event that you propose to sell, pledge or
FIRST REFUSAL                  otherwise transfer to a  third party any Common
                               Shares acquired under this Agreement, or any interest in such Common Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Shares. If you desire to transfer Common
                               Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Committee describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Common Shares. The Company shall have the right to purchase all, and not less than all, of the Common Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Committee. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                               If the Company fails to exercise its Right of First Refusal within 30 days after the date when the Committee received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Committee, conclude a transfer of the Common Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date the Committee received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Common Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Common Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

                               The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Common Shares.

                               The Company's Right of First Refusal shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

RIGHT OF REPURCHASE            The Company shall have the right to purchase all
                               of those Common Shares that you have or will acquire under this Option at any time and in its sole discretion. If the Company exercises its right to purchase such Common Shares, the Company will consummate the purchase of such Common Shares within 60 days of the date of its written notice to you. The purchase price for any Common Shares repurchased shall be the Fair
                               Market Value of such Common Shares on the date of purchase and shall be paid in cash. The
                               Company's right of repurchase shall terminate in the event that Common Shares are listed or traded on an established stock exchange.

TRANSFER OF OPTION             Prior to your death, only you may exercise this
                               Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option by beneficiary designation or in your will.

                               Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS               This Agreement does not give you the right to be
                               retained by the  Company in any capacity. The
                               Company reserves the right to terminate your service at any time and for any reason.

STOCKHOLDER RIGHTS             You, or your beneficiary, estate or heirs, have
                               no rights as a stockholder of the Company until a certificate for the Common Shares acquired upon exercise of this Option has been issued.
                               No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                    In the event of a stock split, a stock dividend
                               or a similar change in the Common Shares, the number of Common Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                  THE SHARES REPRESENTED BY THIS CERTIFICATE
                                  ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                  TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES
                                  SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

APPLICABLE LAW                 This Agreement will be interpreted and enforced
                               under the laws of the State of Delaware (without regard to their choice of law provisions).

THE PLAN AND OTHER             The text of the Plan is incorporated in this
AGREEMENTS                     Agreement by reference.   Certain capitalized
                               terms used in this Agreement are defined in the Plan.

                               This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


   BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.